                             SUBORDINATION AGREEMENT

         Agreement dated as of October 2, 1998, by and among JUNE H. GENEEN, PHIL E. GILBERT, JR., THOMAS W. KEESEE and the UNITED STATES TRUST COMPANY OF NEW YORK, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (collectively, the "Estate") and CONNECTICUT INNOVATIONS, INC. ("CII").

         WHEREAS, the Estate has agreed to make a loan (the "Loan") to Gunther International, Ltd. ("Borrower") in the original principal amount of One Million Seven Hundred One Thousand One Hundred Sixty-eight and 75/100 Dollars ($1,701,168.75), which Loan shall be evidenced by a $1,701,168.75 Promissory Note dated the date hereof made by Borrower to the order of the Estate (the "Estate Note"); and

         WHEREAS, as security for the payment and performance of the Estate Note, Borrower has granted to the Estate a valid and perfected security interest in and lien on all of Borrower's tangible and intangible personal property, whether now owned or hereafter acquired, and all products and proceeds thereof, all as more fully set forth in a Security Agreement dated the date hereof (the "Estate Security Agreement") between the Borrower and the Estate (the "Collateral"); and

         WHEREAS, Borrower is indebted (the "CII Indebtedness") pursuant to a certain Amendment and Restatement of Development Agreement made as of the 31st day of December, 1995 between Borrower and CII ("CII Agreement"); and

         WHEREAS, payment of the CII Indebtedness is secured by a valid and perfected security interest in and lien on all of the Collateral, as hereinbefore defined; and

         WHEREAS, the Estate has conditioned its extension of the Loan to Borrower upon CII subordinating its lien in the Collateral (other than in Collateral consisting of Patents and Trademarks of Borrower; said Collateral consisting of Debtor's tangible and intangible personal property other than Patents and Trademarks referred to herein as "Subordinated Collateral") to the Estate; and

         WHEREAS, CII has agreed to subordinate its lien in the Subordinated Collateral to the Estate;

         NOW, THEREFORE, the Estate, CII and, by its consent and acknowledgment hereto, Borrower, hereby agree as follows:

         1. CII hereby subordinates its security interest and lien in the Subordinated Collateral to the security interest and lien of the Estate therein. Notwithstanding the date, time, manner or order of attachment or perfection of the security interest and liens of the Estate or CII in any of the Subordinated


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Collateral, and notwithstanding any provisions of the Uniform Commercial Code, any applicable law, any decision of any court or tribunal of competent jurisdiction or whether the Estate or CII holds possession of all or any part of the Subordinated Collateral, the lien and security interest of the Estate in and to the Subordinated Collateral and all proceeds thereof shall be prior in right to the lien and security interest of CII in and to the Subordinated Collateral.

         2. After the occurrence of a default in Gunther's obligations to the Estate or CII which continues beyond any applicable grace period, the proceeds from the disposition, sale or liquidation of any Subordinated Collateral shall be applied, regardless of when the respective indebtedness of the Estate or CII may be due, first to pay the Loan (including accrued interest, expenses and other costs) and then, to pay all outstanding CII Indebtedness. At all times, the Estate may exercise all of its rights and remedies under the Note and, without limiting the foregoing may take all actions that it deems desirable to collect the Loan as the case may be, including without limitation, the repossessing foreclosing, selling, releasing or disposing of any Subordinated Collateral and the commencement of, or joining with other creditors in the


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commencement of, bankruptcy or insolvency actions against Borrower.

         3. Each of the Estate and CII shall give each other written notice of any event of default or of the occurrence of any event of default under and as defined in either the Note or the CII Agreement.

         4. Unless otherwise agreed by the parties hereto, this Agreement shall terminate upon the earlier of (a) the written agreement of all parties hereto, or (b) the full and final satisfaction of either the Loan or CII Indebtedness.

         5. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed given when received as follows:

                  A.       If to the Estate:

                           Co-Executors of the Estate of Harold S. Geneen c/o United States Trust Company of New York 114 West 47th Street
                           New York, New York  10036
                           Attention:  Steven S. Kirkpatrick

                  B.       If to CII:

                           Connecticut Innovations, Inc.
                           999 West Street
                           Rocky Hill, CT 06067
                           Attention:  Executive Director

         6. This Agreement shall be governed by and construed in accordance with the provisions of the laws of the State of


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

Connecticut. This Agreement shall be effective as of October 2, 1998, notwithstanding the actual date of execution.

         7. CII hereby acknowledges that pursuant to a certain Subordination and Intercreditor Agreement dated the date hereof by and among the Estate, Gunther Partners, LLC ("Priority Lender") and Borrower, the Estate has subordinated its lien and security interest in and to the Collateral to the lien and security interest therein granted by Borrower to the Priority Lender. CII further acknowledges that pursuant to a certain Subordination Agreement dated the date hereof between CII, the Priority Lender and Borrower, CII has subordinated its lien and security interest in and to the Subordinated Collateral to the lien and security interest therein granted by Borrower to the Priority Lender.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument.

         9. Telefacsimile transmissions of any executed original documents and/or retransmission of any executed telefacsimile transmission shall be deemed to be the same as the delivery of an executed original. At the request of any party hereto, the other parties shall confirm telefacsimile transmissions by


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executing duplicate original documents and delivering the same to the requesting party or parties.

                  [Rest of This Page Intentionally Left Blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SIGNED, SEALED AND DELIVERED
In the Presence of:                          THE ESTATE OF
                                             HAROLD S. GENEEN

[signature illegible]                        By:      /s/ June H. Geneen
----------------------------------                    --------------------------
Name:                                                 June H. Geneen,
                                                      Its Co-Executor

[signature illegible]
----------------------------------
Name:

/s/ David D. Howe                            By:      /s/ Phil E. Gilbert, Jr.
----------------------------------                    --------------------------
Name: David D. Howe                                   Phil E. Gilbert, Jr.,
                                                      Its Co-Executor

/s/ Geert T.M.J. Raaijnakers
----------------------------------
Name: Geert T.M.J. Raaijnakers

[signature illegible]                        By:      /s/ Thomas W. Keesee
----------------------------------                    --------------------------
Name:                                                 Thomas W. Keesee,
                                                      Its Co-Executor

[signature illegible]
----------------------------------
Name:


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SIGNATURE PAGE                                           SUBORDINATION AGREEMENT

                                             By:  UNITED STATES TRUST
                                                  COMPANY OF NEW YORK,
                                                  Its Co-Executor

[signature illegible]                        By:  /s/ Steven Scott Kirkpatrick
----------------------------------                ------------------------------
Name:                                             Name: Steven Scott Kirkpatrick
                                                  Title: Vice President

[signature illegible]
----------------------------------
Name:

                                             CONNECTICUT INNOVATIONS, INC.

/s/ Peter Longo                              By:    /s/ Victor R. Budnick
----------------------------------                  ----------------------------
Name: Peter Longo                                   Name: Victor Budnick
                                                    Title: President & Executive
                                                           Director

/s/ K. D. Coombs
----------------------------------
Name: K. D. Coombs

         The undersigned acknowledges and accepts the foregoing as of the 2nd day of October, 1998.

SIGNED, SEALED AND DELIVERED
IN THE PRESENCE OF:                                  GUNTHER INTERNATIONAL, LTD.

                                                     By: /s/ James H. Whitney
----------------------------------                      ------------------------
Name:                                                   Name: James H. Whitney
                                                        Title: President & CEO

----------------------------------
Name:


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SIGNATURE PAGE                                           SUBORDINATION AGREEMENT

STATE OF NEW HAMPSHIRE                      )
                                            )        ss:
COUNTY OF GRAFTON                           )

         On this 1 day of October, 1998, before me, the undersigned officer, personally appeared JUNE H. GENEEN, personally known to me (or satisfactorily proven) who acknowledged herself to be the person whose name subscribed to the within instrument and acknowledged that she executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.

                                              /s/ Annette L. Hicks
                                              --------------------
                                              Name: Annette L. Hicks
                                              Notary Public
                                              My Commission Expires Apr. 2, 2002

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF NEW YORK                          )

         On this 1st day of October, 1998, before me, the undersigned officer, personally appeared PHIL E. GILBERT, JR., personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.

                                             /s/ Sarah Rosen
                                             ---------------
                                             Name: Sarah Rosen
                                             Notary Public
                                             My Commission Expires Mar. 30, 1999


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SIGNATURE PAGE                                           SUBORDINATION AGREEMENT

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF WESTCHESTER                       )

         On this 1st day of October, 1998, before me, the undersigned officer, personally appeared THOMAS W. KEESEE, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.

                                              /s/ Dawn M. Randazzo
                                              --------------------
                                              Name: Dawn M. Randazzo
                                              Notary Public
                                              My Commission Expires July 6, 2000

STATE OF NEW YORK                           )
                                            )  ss:
COUNTY OF                                   )

         On this 1 day of October, 1998, before me, the undersigned officer, personally appeared Steven Scott Kirkpatrick, Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, personally known to me (or satisfactorily proven) who acknowledged himself to be the person whose name subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

         In witness whereof I hereunto set my hand.

                                             /s/ Clay R. Serenbetz
                                             ---------------------
                                             Name: Clay R. Serenbetz
                                             Notary Public
                                             My Commission Expires Nov. 13, 1999


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SIGNATURE PAGE                                           SUBORDINATION AGREEMENT

STATE OF CONNECTICUT                        )
                                            )  ss:  Rocky Hill
COUNTY OF Hartford                          )

         Personally appeared Victor R. Budnick, signer and sealer of the foregoing instrument, personally known to me (or satisfactorily proven) who acknowledged that he/she as President & Executive Director of CONNECTICUT INNOVATIONS, INC., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as President & Executive Director of CONNECTICUT INNOVATIONS, INC., and the free act and deed of said CONNECTICUT INNOVATIONS, INC., before me, the undersigned officer.

                                             /s/ Heidi J. Bieber
                                             -------------------
                                             Name: Heidi J. Bieber
                                             Commissioner of the Superior Court
                                             Notary Public
                                             My Commission Expires Dec. 31, 2002

STATE OF CONNECTICUT                        )
                                            )        ss.        October __, 1998
COUNTY OF                                   )

         Personally appeared _________________________, signer and sealer of the foregoing instrument personally known to me (or satisfactorily proven) who acknowledged that he/she as ___________________ of GUNTHER INTERNATIONAL, LTD., is duly authorized to execute said instrument and further acknowledged the same to be his/her free act and deed as ___________________ of GUNTHER INTERNATIONAL, LTD., and the free act and deed of said GUNTHER INTERNATIONAL, LTD., before me, the undersigned officer

                                              ----------------------------------
                                              Name:
                                              Commissioner of the Superior Court
                                              Notary Public
                                              My Commission Expires


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SIGNATURE PAGE                                           SUBORDINATION AGREEMENT